CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of Aston Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    6/29/09                        /S/ KENNETH C. ANDERSON
                                    Kenneth C. Anderson, President
                                    (principal executive officer)


I, Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer of Aston Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    6/29/09                        /S/ GERALD F. DILLENBURG
                                    Gerald F. Dillenburg, Senior Vice President,
                                    Secretary & Treasurer
                                    (principal financial officer)